                                                                  EXHIBIT 23.1




                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated March 14, 1997, included in this Form 10-K, into TeleTech Holdings, Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-17569).



/s/ Arthur Andersen LLP

Denver, Colorado,
March 25, 1997